UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 2, 2014

RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2014, Scott G. Uomoto provided notification of his resignation as a Senior Vice President of RealNetworks, Inc. Mr. Uomoto will remain with the company through June 2014.

Item 8.01. Other Events.

On April 8, 2014, RealNetworks, Inc. announced that Atul Bali will join RealNetworks as President of its Games Division on April 21, 2014.

Mr. Bali most recently served as President of Aristocrat Americas, a division of Aristocrat Leisure Limited, a global provider of gaming solutions, including electronic gaming machines, video lottery terminal systems, and casino management systems, from June 2012 to March 2014.  While at Aristocrat, Mr. Bali also held the title of President and Chief Executive Officer of Aristocrat Technologies, Inc.  Prior to Aristocrat, Mr. Bali served as Chief Executive Officer of XEN Group (predecessor to Disruptive Tech Ltd.), a privately held company with an investment portfolio of social media, data technology, online gaming, and ecommerce businesses, from September 2010 to June 2012, and was non-executive director of Geonomics Ltd. in London, a privately held company providing location-based lottery games, from December 2010 to June 2012.  From January 2008 to August 2010, Mr. Bali served as President and Chief Executive Officer of the GTECH G2 division of publicly traded GTECH Corporation, a commercial operator and provider of technology in regulated worldwide gaming markets.  During his tenure at GTECH, Mr. Bali also held the title of Senior Vice President of Corporate Development and Strategic Planning of GTECH Corporation. Mr. Bali is a qualified Chartered Accountant, having trained with KPMG in the U.K.
Forward-Looking Statements: The exhibit to this Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks’ plans and expectations regarding its Games division and RealPlayer group. All statements that do not relate to matters of historical fact should be considered forward-looking statements. Actual outcomes may differ materially from expectations. Factors that could cause actual results to differ from those predicted include, but are not limited to, growth and other benefits from the implementation of the company’s strategic initiatives; competitive risks, such as the emergence or growth of competing technologies, products and services; and risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services. More information about potential risk factors that could affect RealNetworks’ business and financial results is included in RealNetworks’ annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The company assumes no obligation to update any forward-looking statements or information
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Pursuant to the rules and regulations of the SEC, the attached exhibits are deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description

99.1	Press Release of RealNetworks, Inc. dated April 8, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Secretary
Dated: April 8, 2014

EXHIBIT INDEX

Exhibit No.
99.1	Press Release of RealNetworks, Inc. dated April 8, 2014.